EXHIBIT 10.2

                                  HOPE GRIFFITH
                             SVP of Service Delivery
                                  2007 PAY PLAN

Salary                        $235,000 (1)
------

Term                          New Three (3) year contract
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Signing Bonus                 5,000 restricted shares upon (subject to four
-------------                 (4) year vesting)
                              5,000 restricted shares granted upon 1st anniversary (2)
                              5,000 restricted shares granted upon 2nd anniversary (2)

                              45,000 cash if employee stays for initial three
                              (3) year term (if employee leaves for any reason or is terminated for cause then employee must pay back prorated / unvested portion)

Relocation Allowance          Up to 50,000 (approved by CEO)
--------------------

Home Office Allowance         $200 per month
---------------------
(includes cell phone)

Auto Allowance                $500 per month
--------------

Entertainment Allowance       $400 per month
-----------------------

Disability                    one year's base salary
----------

Life Insurance                $500,000
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                QUARTERLY BONUS BASED ON TOTAL COMPANY  SERVICES

>xx million =                 $7,500
>xx million =                 $10,000
>xx million =                 $15,000

              QUARTERLY BONUS BASED ON TOTAL COMPANY SERVICE MARGIN

>xx% =                        $10,000
>xx% =                        $15,000
>xx% =                        $20,000

                   QUARTERLY BONUS BASED ON TOTAL COMPANY NPBT

>xxx% =                       $5,000
>xxx% =                       $7,500
>xxx% =                       $10,000

Year End Total Company Bonus
----------------------------
Minimum of xxx% NPBT required

> xxx million in sales =      $50,000 + 5,000 options (2)
> xxx million in sales =      $75,000 + 10,000 options (2)
> xxx million in sales =      $100,000 + 15,000 options (2)

All other T&C's and standard language to apply as did in the past (i.e. Vesting schedules, deferred, changes in business model, acquisitions, etc.). Attach as exhibit to existing employment agreement.

(1) If second bar of Total Company year end bonus is achieved the base salary will be uplifted to $250,000 for fiscal 2008. If employee is terminated without cause then employee is eligible for nine (9) months severance and all stock option and restricted share grants are immediately vested.

(2) Stock options are subject to a three (3) year vesting period. 50% of cash portion of Year End Company bonus is subject to a three (3) year vesting schedule. Restricted shares are subject to four (4) year vesting period. Company reserves the right to issue restricted shares or other forms of compensation in lieu of issuing stock options.